UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2015
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 26, 2015, Oasis Petroleum Inc. (the “Company”), certain of the Company’s subsidiaries (the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), entered into Supplemental Indentures (the “Supplemental Indentures”) respecting amendments (the “Amendments”) to the Indentures governing the Company’s outstanding 7.25% Senior Notes due 2019, 6.5% Senior Notes due 2021, and 6.875% Senior Notes due 2023 (collectively, the “Notes”) following the Company’s receipt of requisite consents of the holders of the Notes pursuant to consent solicitations in respect of the Notes that commenced on October 6, 2015 (the “Consent Solicitations”).
The Amendments amend the basket for secured credit facilities indebtedness in each of the Indentures by (i) adding a provision that allows the Company to incur credit facilities indebtedness up to the amount of the Company’s borrowing base at the time of the incurrence, but not to exceed the current borrowing base of $1.525 billion, and (ii) adding, deleting or revising several related definitions in the Indentures, which changes generally restrict the Company’s ability to incur second-lien indebtedness.
Copies of the Supplemental Indentures are filed as Exhibits 4.1, 4.2 and 4.3 to this Form 8-K and are incorporated herein by reference. The description of the Supplemental Indentures are summaries and are qualified in their entirety by the terms of the respective Indentures and the Supplemental Indentures.
Item 7.01 Regulation FD Disclosure.
On October 26, 2015 the Company issued a press release announcing the successful completion of the Consent Solicitations. The press release is furnished herewith as Exhibit 99.1.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Fifth Supplemental Indenture, dated as of October 26, 2015, to Indenture dated as of February 2, 2011, by and among the Company, the Guarantors, and US. Bank National Association, as trustee
4.2	Fourth Supplemental Indenture, dated as of October 26, 2015, to Indenture dated as of November 10, 2011, by and among the Company, the Guarantors, and US. Bank National Association, as trustee
4.3	Fifth Supplemental Indenture, dated as of October 26, 2015, to Indenture dated as of November 10, 2011, by and among the Company, the Guarantors, and US. Bank National Association, as trustee
99.1	Press release dated October 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

Date: October 30, 2015	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Fifth Supplemental Indenture, dated as of October 26, 2015, to Indenture dated as of February 2, 2011, by and among the Company, the Guarantors, and US. Bank National Association, as trustee
4.2	Fourth Supplemental Indenture, dated as of October 26, 2015, to Indenture dated as of November 10, 2011, by and among the Company, the Guarantors, and US. Bank National Association, as trustee
4.3	Fifth Supplemental Indenture, dated as of October 26, 2015, to Indenture dated as of November 10, 2011, by and among the Company, the Guarantors, and US. Bank National Association, as trustee
99.1	Press release dated October 26, 2015.